LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED SEPTEMBER 11, 2013

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

DATED MAY 1, 2013, OF

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2013, as supplemented on June 20, 2013 and September 11, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2013, as supplemented on May 23, 2013 and September 11, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2012, are incorporated by reference into this Summary Prospectus.

The following text in the section titled “Management – Investment Professionals” in the fund’s Summary Prospectus and in the fund’s Prospectus is replaced as follows:

Investment professionals: Stephen A. Walsh and Stephen P. Fulton. Mr. Walsh has been a part of the portfolio management team for the fund since 2006. Mr. Fulton has been a part of the portfolio management team for the fund since 2011. These investment professionals work together with a broader investment management team.

It is anticipated that Mr. Fulton will step down as a member of the fund’s portfolio management team effective on or about September 30, 2013 and that Anup Agarwal and Bonnie M. Wongtrakool will join the fund’s portfolio management team at that time. It is anticipated that Mr. Walsh will step down as a member of the fund’s portfolio management team effective on or about March 31, 2014 and that S. Kenneth Leech will join the fund’s portfolio management team at that time.

The following text in the section titled “More on fund management – Investment Professionals” in the fund’s Prospectus is replaced as follows:

Investment professionals

The fund is managed by a broad team of investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are Stephen A. Walsh and Stephen P. Fulton. Mr. Walsh has been a part of the portfolio management team for the fund since 2006. Mr. Fulton has been a part of the portfolio management team for the fund since 2011. Messrs. Walsh and Fulton have been employed by Western Asset as investment professionals for more than five years.

It is anticipated that Mr. Fulton will step down as a member of the fund’s portfolio management team effective on or about September 30, 2013 and that Anup Agarwal and Bonnie M. Wongtrakool will join the fund’s portfolio management team at that time. Mr. Agarwal has been has been employed by Western Asset as an investment professional since August 2013. From 2007 to 2013, Mr. Agarwal served as Portfolio Manager and Head of Consumer Credit for Stark Investments, a global alternative investment firm. Ms. Wongtrakool has been employed by Western Asset as an investment professional for more than five years.

It is anticipated that Mr. Walsh will step down as a member of the fund’s portfolio management team effective on or about March 31, 2014 and that S. Kenneth Leech will join the fund’s portfolio management team at that time. Mr. Leech has been employed by Western Asset as an investment professional for at least the past five years.

The SAI provides information about the investment professionals’ compensation, other accounts managed by the investment professionals and any fund shares held by the investment professionals.

Please retain this supplement for future reference.

WASX015898

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